March 15, 2005

BAJA MINING CORPORATION

PRIVATE AND CONFIDENTIAL

Suite 1880, Oceanic Plaza
1066 West Hastings Street
Vancouver, BC  V6E 3X1

Attention: The Board of Directors

Re:

Proposal for Financial Advisory Services

Following our recent discussions, I am pleased to provide the following terms under which Baja Mining Corporation (“Baja”) will retain Endeavour Financial International Corporation (“Endeavour”) on an exclusive basis to provide general corporate financial advice (as “Financial Advisor”) with respect to the financing and development of the Boleo copper/cobalt project (the “Project”) in Baja Sur, Mexico.

During the course of this engagement, Endeavour will work closely with Baja management to identify and implement various Transactions, which may include, but are not limited to:

-

Project finance; and/or

-

Corporate debt finance; and/or

-

Convertible debt, mezzanine finance, off-take finance, metal loans or similar financing; and/or

-

High yield debt; and/or

-

Bridge loan; and/or

-

Equity finance.

The Board of Directors

BAJA MINING CORPORATION

March 2, 2005

Such initiatives are referred to herein as the “Transaction(s)”.

Duties

Endeavour will provide Baja with advice and assistance regarding the analysis, structuring, marketing, negotiating and closing of a Transaction(s).  It is understood that the specific duties may vary with the type of Transaction undertaken, but in general Endeavour expects to provide the following assistance to Baja:

1.

Perform a full review of the Project, including reserve/resource information, permitting status, historic expenditures, the status of relevant corporate agreements and obligations and financial data. From a debt financing perspective, identify specific project risks and financing issues and the appropriate mitigation of each.

2.

Prepare financial models for Baja, assessing its debt capacity under various scenarios.  Identify alternate financing structures (including potential equity raisings, debt financing and capital market instruments such as high yield or convertible debt) and associated political risk mitigation structures, off-take and hedging arrangements.

3.

Provide Baja’s engineering contractor(s) with appropriate guidance in completing and updating of the Feasibility Study to ensure that the finalised study meets all of the necessary banking requirements.

4.

Assist Baja with negotiating and finalising various project documents, including EPCM contracts, off-take contracts and supply contracts to ensure they meet banking requirements.

5.

Assist Baja with the preparation of independent consultant due diligence reviews of the Project and Baja, which will be utilised by financiers.

6.

Prepare a comprehensive financial model incorporating relevant project parameters and analyse alternative financing structures; this will form the Base Case Model for financing purposes and will provide projected cash flow analysis and valuations for the Project under various scenarios to assess the

The Board of Directors

BAJA MINING CORPORATION

March 2, 2005

impact on the final Project design and to ensure the debt component is maximised yet realistic.  Using this Base Case Model, identify alternate financing scenarios and examine various corporate strategies opposite each financing scenario to determine the impact on future corporate cashflows.

7.

Prepare a Financing and Development Plan and incorporate it with the information generated above into an Information Memorandum or similar marketing document that sets out the technical aspects and investment potential of the Project and company for distribution to identified financiers.

8.

Establish a detailed timetable and work schedule with Baja and, at the appropriate time, the lender(s). This work schedule will include a comprehensive schedule of tasks, required documentation and related Transaction duties, as well as coordinate the responsibilities of all Baja and Endeavour-related professionals.

9.

Identify and/or evaluate the financial institutions that currently have both the lending and risk profile capacity to provide funds for the development of the Project.  Manage and lead the marketing process, and assist and participate with management in the preparation, coordination, and presentation of relevant project information to prospective financiers.

10.

Assist Baja with structuring and negotiating key economic and business terms of the proposed Transaction(s) with the most suitable financiers and assess their relative market competitiveness. Assist with negotiating and finalising a Term Sheet/Letter of Intent with a view to negotiating and finalising a Commitment Letter/Definitive Agreement.

11.

Assist Baja and its lawyers with reviewing, in detail, various drafts of Transaction documentation and ancillary agreements to ensure the agreed structure is accurately reflected in the documentation, and to ensure Baja’s future corporate flexibility is not compromised or constrained by these agreements.

The Board of Directors

BAJA MINING CORPORATION

March 2, 2005

12.

Assist Baja with completing the Conditions Precedent to completing any Transaction undertaken, including, as appropriate, assistance with structuring and negotiating any ancillary requirements such as project insurance policies, cost overrun and hedging facilities, which may be required as a Condition Precedent to closing the Transaction. Ensure that all necessary authorisations and approvals are met in a timely manner and that all country-specific issues have been addressed and managed.

13.

Provide assistance with negotiating and closing the selected Transaction(s).

Disclosure of Engagement

In the event Baja wishes to refer to Endeavour or its engagement with Endeavour in any public statement, news release, shareholder communication or otherwise, it must first seek Endeavour’s approval, in all cases, prior to the release of such reference.

Endeavour acknowledges that is may be necessary for Baja to disclose this agreement or certain aspects of this agreement to stock exchanges, securities commissions or other regulatory authorities in order for Baja to be in compliance with the relevant securities policies.  In such instance, Baja acknowledges that disclosure of the commercial terms of this agreement may be to the detriment of Endeavour because of the competitive nature of the financial advisory business and will remove any specific information relating to the fee structure of this agreement prior to filing this agreement with regulatory or similar authorities.

Acknowledgement

Baja acknowledges that:

(i)

Endeavour has, or is likely to have, individual, corporate or institutional clients who are shareholders of Baja (the “Clients”);

(ii)

Endeavour acts, and will act, as consultant or financial advisor to other companies (“Competitors”) in the same business as Baja; and

The Board of Directors

BAJA MINING CORPORATION

March 2, 2005

(iii)

The interests of the Clients or the Competitors may come into conflict with those of Baja.

Endeavour shall be under no liability to Baja for, or as a result of, its acting as consultant or financial advisor to Competitors and Clients, or the manner in which it resolves conflicts of interest deriving therefrom, unless Endeavour has acted in any manner which is dishonest or grossly negligent.

Commercial Terms

Endeavour’s remuneration for the above services is as follows:

1.

confidential

2.

The granting of 1,000,000 stock options in Baja priced at CAD$0.75 exercisable for a period of five years.  This price will be amended to the issue price of the currently contemplated private placement, if such price is lower than CAD $0.75. The granting of these options shall be subject to regulatory approval.

3.

confidential

4.

confidential

5.

confidential

All or part of the amounts payable to Endeavour pursuant to this agreement may be subject to tax (including goods and services tax and applicable provincial sales taxes).  Where such taxes are applicable, an additional amount equal to the amount of such taxes owing will be charged to and be paid by Baja.

Any amounts due and payable hereunder and outstanding for in excess of forty-five (45) calendar days shall accrue interest at the prevailing LIBOR one month fixing rate for US$ plus three percent (3%), compounding on a monthly basis, both before and after judgment.

Expenses

Endeavour requires that all reasonable out of pocket costs, charges and expenses, including travel, incurred by it in the performance of its obligations under this mandate be

The Board of Directors

BAJA MINING CORPORATION

March 2, 2005

reimbursed.  Prior approval will be obtained before incurring any expenses in excess of US$5,000.

Reporting Requirements

Endeavour will report to Baja on a regular basis in such detail as Baja may reasonably request in connection with Endeavour’s performance of its services hereunder.  Baja will provide to Endeavour such information, documents, data, advice, opinions and representations as Endeavour may reasonably request relating to any Transaction that is the subject of this agreement.  Baja represents and warrants that any information furnished to Endeavour will be true, accurate and complete in all material respects and will not be misleading in any material respect and will not omit any material facts or information which might reasonably be considered to be material.  Baja shall ensure that Endeavour is advised on a timely basis of any material change that may be reasonably considered relevant to this agreement.

Confidentiality

Endeavour acknowledges that the business carried on by Baja and its subsidiaries is an extremely competitive business and that disclosure of any confidential information about the business or financial affairs of Baja and its subsidiaries would place them at a competitive disadvantage.  Endeavour shall use its reasonable commercial efforts to preserve and protect the confidential nature of any information concerning the business or financial affairs of Baja or any of its dealings, transactions or affairs which may be disclosed to Endeavour by employees, officers or agents of Baja during the duration of this agreement.  Without restricting the generality of the foregoing, Endeavour shall not:

1.

Disclose any of the aforesaid information to third parties without the prior written consent of Baja, provided that such consent shall not be required where the information is disclosed:

2.

To the employees, officers, representatives, agents or professional advisors of Endeavour to enable such persons to assist Endeavour in providing consulting services to Baja hereunder;

The Board of Directors

BAJA MINING CORPORATION

March 2, 2005

a).

To the employees, officers, agents or professional advisors of Baja or such other persons as Baja management may designate;

b).

Pursuant to any law, statute or regulation, ordinance or administrative, regulatory or judicial order; or

c).

Use any of the aforesaid information for its own purpose or benefit or to the detriment or intended probable detriment of Baja.

The foregoing covenants of Endeavour shall not apply to information which:

1.

Through no act or omission of Endeavour is or becomes generally known or part of the public domain;

2.

Is furnished to others by Baja without restriction on disclosure; or

3.

Is lawfully furnished to Endeavour by a third party without Endeavour’s knowledge of a breach of any restriction on disclosure owed to Baja.

Indemnities

Please see Schedule A attached hereto.

Termination

If accepted, this agreement between Endeavour and Baja will be in effect for a minimum period of twenty-four (24) months, and shall continue in force on a month-to-month basis, subject to termination on thirty (30) days written notice.  However, Baja may terminate this agreement without prior notice for just cause, which shall include:

1.

Endeavour committing an act of bankruptcy or becoming involved in any fraud or dishonest or serious misconduct in circumstances that would, in the reasonable opinion of Baja, make Endeavour unsuitable to act on behalf of Baja; and

2.

Endeavour failing to comply with any terms of this agreement with such failure not being rectified within fifteen (15) days of receipt of notice thereof from Baja.

The Board of Directors

BAJA MINING CORPORATION

March 2, 2005

Endeavour may terminate this agreement without prior notice for just cause, which shall include:

1.

Baja committing an act of bankruptcy or becoming involved in any fraud or dishonest or serious misconduct in circumstances that would, in the opinion of Endeavour, make representation of Baja by Endeavour unsuitable;

2.

Baja failing to comply with the terms of this agreement with such failure not being rectified within fifteen (15) days of receipt of notice from Endeavour; and/or

3.

Any order to cease trading in the securities of Baja being made by a competent regulatory authority.

Notwithstanding the above, a breach under Disclosure of Engagement above shall result in Endeavour’s right to terminate this agreement immediately and without notice.

If this agreement is terminated for any reason, Endeavour shall be entitled to receive, and Baja shall pay, Endeavour’s fees and reimbursable expenses to the date of termination.

Transactions After Termination

In the event that, within thirty (30) months of termination, a Transaction is concluded with:

1.

A party contacted in respect of a Transaction by Endeavour or Baja, or one who has contacted Endeavour or Baja in respect of a Transaction involving Baja during the term of this Agreement; or

2.

Any party who is an affiliate of the foregoing; then

Endeavour will be entitled to the Success Fee as though no such termination had occurred.

Severability

If any provision of this agreement is held invalid or unenforceable, in whole or in part, such provision shall be ineffective to the extent of such invalidity or unenforceability

The Board of Directors

BAJA MINING CORPORATION

March 2, 2005

without in any manner affecting the validity or enforceability of the remaining provisions hereof.

Binding Agreement

If you are in agreement with the terms of this proposal as outlined herein, please indicate your agreement by signature below, at which time this proposal shall become a binding agreement between the parties and shall be governed by and construed in accordance with the laws of England.

Yours very truly,

ENDEAVOUR FINANCIAL INTERNATIONAL CORPORATION

BILL KOUTSOURAS

Director

AGREED AND ACCEPTED dated this _____ day of March, 2005 on behalf of:

BAJA MINING CORPORATION

 _________________________

Signature

__________________________

Name

__________________________

Title

The Board of Directors

BAJA MINING CORPORATION

March 2, 2005

SCHEDULE A - INDEMNITY

Baja hereby agrees to indemnify and save Endeavour, its affiliates and its respective directors, officers, employees and agents (collectively, the "Indemnified Parties" and individually, an "Indemnified Party") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatsoever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which any Indemnified Party may become subject by reason of the performance of services rendered to Baja hereunder.

This indemnity will not apply in the event and to the extent that a court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was negligent or guilty of wilful misconduct.

In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against Baja, the Indemnified Party will give Baja prompt written notice of any such action of which the Indemnified Party has knowledge and Baja will undertake the investigation and defence thereof on behalf of the Indemnified Party, including employment of counsel acceptable to such Indemnified Party and make payment of all expenses.

No admission of liability and no settlement of any action shall be made without the consent of Baja and the Indemnified Parties affected, such consent not to be unreasonably withheld.

Notwithstanding that Baja will undertake the investigation and defence of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defence thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(a)

Employment of such counsel has been authorised by Baja; or

(b)

Baja has not assumed the defence of the action within a reasonable period of time after receiving notice of the action; or

(c)

The named parties to any such action include both Baja and the Indemnified Party and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between Baja and the Indemnified Party; or

(d)

There are one or more legal defences available to the Indemnified Party which are different from or in addition to those available to Baja.

Baja hereby constitutes Endeavour as trustee for each other Indemnified Party under this paragraph with respect to such other Indemnified Parties and Endeavour agrees to accept such trust and to hold and enforce such covenants on behalf of such Indemnified Parties.

October 13, 2005

BAJA MINING CORPORATION

PRIVATE AND CONFIDENTIAL

Suite 1880, Oceanic Plaza
1066 West Hastings Street
Vancouver, BC  V6E 3X1

Attention: The Board of Directors

Re:

Proposal for Financial Advisory Services

As Amended and Restated October 13, 2005

Following our recent discussions, I am pleased to provide the following terms under which Baja Mining Corporation (“Baja”) will retain Endeavour Financial International Corporation (“Endeavour”) on an exclusive basis to provide general corporate financial advice (as “Financial Advisor”) with respect to the financing and development of the Boleo copper/cobalt project (the “Project”) in Baja California Sur, Mexico.   This agreement supersedes the agreement between Endeavour and Baja dated March 15, 2005.

During the course of this engagement, Endeavour will work closely with Baja management to identify and implement various transactions, which may include, but are not limited to:

-

Project finance; and/or

-

Corporate debt finance; and/or

-

Convertible debt, mezzanine finance, off-take finance, metal loans or similar financing; and/or

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

-

High yield debt; and/or

-

Bridge loan; and/or

-

Equity finance; and/or

-

Industry equity participation; and/or

-

Joint Venture arrangements.

Such initiatives are referred to herein as the “Transaction(s)”.

Duties

Endeavour will provide Baja with advice and assistance regarding the analysis, structuring, marketing, negotiating and closing of a Transaction(s).  It is understood that the specific duties may vary with the type of Transaction undertaken, but in general Endeavour expects to provide the following assistance to Baja:

Debt Finance

14.

Perform a full review of the Project, including reserve/resource information, permitting status, historic expenditures, the status of relevant corporate agreements and obligations and financial data. From a debt financing perspective, identify specific project risks and financing issues and the appropriate mitigation of each.

15.

Prepare financial models for Baja, assessing its debt capacity under various scenarios.  Identify alternate financing structures (including potential equity raisings, debt financing and capital market instruments such as high yield or convertible debt) and associated political risk mitigation structures, off-take and hedging arrangements.

16.

Provide Baja’s engineering contractor(s) with appropriate guidance in completing and updating of the Feasibility Study to ensure that the finalised study meets all of the necessary banking requirements.

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

17.

Assist Baja with negotiating and finalising various project documents, including EPCM contracts, off-take contracts and supply contracts to ensure they meet banking requirements.

18.

Assist Baja with the preparation of independent consultant due diligence reviews of the Project and Baja, which will be utilised by financiers.

19.

Prepare a comprehensive financial model incorporating relevant project parameters and analyse alternative financing structures; this will form the Base Case Model for financing purposes and will provide projected cash flow analysis and valuations for the Project under various scenarios to assess the impact on the final Project design and to ensure the debt component is maximised yet realistic.  Using this Base Case Model, identify alternate financing scenarios and examine various corporate strategies opposite each financing scenario to determine the impact on future corporate cashflows.

20.

Prepare a Financing and Development Plan and incorporate it with the information generated above into an Information Memorandum or similar marketing document that sets out the technical aspects and investment potential of the Project and company for distribution to identified financiers.

21.

Establish a detailed timetable and work schedule with Baja and, at the appropriate time, the lender(s). This work schedule will include a comprehensive schedule of tasks, required documentation and related Transaction duties, as well as coordinate the responsibilities of all Baja and Endeavour-related professionals.

22.

Identify and/or evaluate the financial institutions that currently have both the lending and risk profile capacity to provide funds for the development of the Project.  Manage and lead the marketing process, and assist and participate with management in the preparation, coordination, and presentation of relevant project information to prospective financiers.

23.

Assist Baja with structuring and negotiating key economic and business terms of the proposed Transaction(s) with the most suitable financiers and

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

assess their relative market competitiveness. Assist with negotiating and finalising a Term Sheet/Letter of Intent with a view to negotiating and finalising a Commitment Letter/Definitive Agreement.

24.

Assist Baja and its lawyers with reviewing, in detail, various drafts of Transaction documentation and ancillary agreements to ensure the agreed structure is accurately reflected in the documentation, and to ensure Baja’s future corporate flexibility is not compromised or constrained by these agreements.

25.

Assist Baja with completing the Conditions Precedent to completing any Transaction undertaken, including, as appropriate, assistance with structuring and negotiating any ancillary requirements such as project insurance policies, cost overrun and hedging facilities, which may be required as a Condition Precedent to closing the Transaction. Ensure that all necessary authorisations and approvals are met in a timely manner and that all country-specific issues have been addressed and managed.

26.

Provide assistance with negotiating and closing the selected Transaction(s).

Industry Equity or Joint Venture Participation

1.

Review the most favoured Transaction structures and review each as a component of Baja’s overall business strategy.  Select one or more counter-parties that are recommended to achieve the optimal business strategy. In particular Endeavour will review the Transactions with regard to their impact on the proposed senior debt project financing.

2.

Advise Baja on its strategic positioning against a potential counter-party, which could include a response/defence strategy against any solicited or unsolicited offers for Baja, as the case may be.

3.

Initiate discussions with the qualified counter-party(s) and co-ordinate all subsequent contacts, including arrangement for signature of Confidentiality Agreements, co-ordinate the dissemination of information memoranda and other materials.

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

4.

Assist Baja with undertaking any preliminary due diligence it may need to undertake, including a review of any relevant corporate materials and agreements, detailed financial and technical evaluation of any proposed Transaction, all of which will be required by Baja to evaluate a proposed Transaction.

5.

Assist Baja with negotiating the key economic terms of a Transaction, including, but not limited to, a Heads or Agreement or similar document with respect to any equity participation, loan or offtake or metal sale agreement or similar document. Assist Baja in providing valuation models for the purpose of any proposed equity investment, sale of a project stake or the financial impact of proposed financing, offtake or metal sales contracts.

6.

Work with Baja and its accountants, lawyers and tax advisors to structure the optimal business Transaction for Baja and its shareholders.

7.

Establish a detailed timetable and work schedule with Baja.  This work schedule will include a comprehensive schedule of tasks, required documentation and related Transaction duties, as well as coordinate the responsibilities of all Baja and Endeavour-related professionals.

8.

Assist Baja and its lawyers with reviewing, in detail, various drafts of Transaction documentation and ancillary agreements to ensure the agreed Transaction structure is accurately reflected in the documentation, and to ensure Baja’s future corporate flexibility is not compromised or constrained by these agreements.

9.

Provide any other related financial advice or analysis requested by Baja to assist with the successful closing of a Transaction.

Disclosure of Engagement

In the event Baja wishes to refer to Endeavour or its engagement with Endeavour in any public statement, news release, shareholder communication or otherwise, it must first seek Endeavour’s approval, in all cases, prior to the release of such reference.

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

Endeavour acknowledges that is may be necessary for Baja to disclose this agreement or certain aspects of this agreement to stock exchanges, securities commissions or other regulatory authorities in order for Baja to be in compliance with the relevant securities policies.  In such instance, Baja acknowledges that disclosure of the commercial terms of this agreement may be to the detriment of Endeavour because of the competitive nature of the financial advisory business and will remove any specific information relating to the fee structure of this agreement prior to filing this agreement with regulatory or similar authorities.

Acknowledgement

Baja acknowledges that:

(iv)

Endeavour has, or is likely to have, individual, corporate or institutional clients who are shareholders of Baja (the “Clients”);

(v)

Endeavour acts, and will act, as consultant or financial advisor to other companies (“Competitors”) in the same business as Baja; and

(vi)

The interests of the Clients or the Competitors may come into conflict with those of Baja.

Endeavour shall be under no liability to Baja for, or as a result of, its acting as consultant or financial advisor to Competitors and Clients, or the manner in which it resolves conflicts of interest deriving therefrom, unless Endeavour has acted in any manner which is dishonest or grossly negligent.

Commercial Terms

Endeavour’s remuneration for the above services is as follows:

6.

confidential

7.

The granting of 1,000,000 stock options in Baja priced at CAD$0.35 exercisable for a period of five years.  This price will be amended to the issue price of the currently contemplated private placement, if such price is lower than CAD$0.35.  The granting of these options shall be subject to regulatory approval.

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

8.

confidential

9.

confidential

10.

confidential

All or part of the amounts payable to Endeavour pursuant to this agreement may be subject to tax (including goods and services tax and applicable provincial sales taxes).  Where such taxes are applicable, an additional amount equal to the amount of such taxes owing will be charged to and be paid by Baja.

Any amounts due and payable hereunder and outstanding for in excess of forty-five (45) calendar days shall accrue interest at the prevailing LIBOR one month fixing rate for US$ plus three percent (3%), compounding on a monthly basis, both before and after judgment.

Expenses

Endeavour requires that all reasonable out of pocket costs, charges and expenses, including travel, incurred by it in the performance of its obligations under this mandate be reimbursed.  Prior approval will be obtained before incurring any expenses in excess of US$5,000.

Reporting Requirements

Endeavour will report to Baja on a regular basis in such detail as Baja may reasonably request in connection with Endeavour’s performance of its services hereunder.  Baja will provide to Endeavour such information, documents, data, advice, opinions and representations as Endeavour may reasonably request relating to any Transaction that is the subject of this agreement.  Baja represents and warrants that any information furnished to Endeavour will be true, accurate and complete in all material respects and will not be misleading in any material respect and will not omit any material facts or information which might reasonably be considered to be material.  Baja shall ensure that Endeavour is advised on a timely basis of any material change that may be reasonably considered relevant to this agreement.

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

Confidentiality

Endeavour acknowledges that the business carried on by Baja and its subsidiaries is an extremely competitive business and that disclosure of any confidential information about the business or financial affairs of Baja and its subsidiaries would place them at a competitive disadvantage.  Endeavour shall use its reasonable commercial efforts to preserve and protect the confidential nature of any information concerning the business or financial affairs of Baja or any of its dealings, transactions or affairs which may be disclosed to Endeavour by employees, officers or agents of Baja during the duration of this agreement.  Without restricting the generality of the foregoing, Endeavour shall not:

3.

Disclose any of the aforesaid information to third parties without the prior written consent of Baja, provided that such consent shall not be required where the information is disclosed:

4.

To the employees, officers, representatives, agents or professional advisors of Endeavour to enable such persons to assist Endeavour in providing consulting services to Baja hereunder;

d).

To the employees, officers, agents or professional advisors of Baja or such other persons as Baja management may designate;

e).

Pursuant to any law, statute or regulation, ordinance or administrative, regulatory or judicial order; or

f).

Use any of the aforesaid information for its own purpose or benefit or to the detriment or intended probable detriment of Baja.

The foregoing covenants of Endeavour shall not apply to information which:

4.

Through no act or omission of Endeavour is or becomes generally known or part of the public domain;

5.

Is furnished to others by Baja without restriction on disclosure; or

6.

Is lawfully furnished to Endeavour by a third party without Endeavour’s knowledge of a breach of any restriction on disclosure owed to Baja.

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

Indemnities

Please see Schedule A attached hereto.

Termination

If accepted, this amended and restated agreement between Endeavour and Baja will be in effect for a minimum period of twenty-four (24) months from the date of the original agreement (15th March 2005), and shall continue in force on a month-to-month basis, subject to termination on thirty (30) days written notice.  However, Baja may terminate this agreement without prior notice for just cause, which shall include:

3.

Endeavour committing an act of bankruptcy or becoming involved in any fraud or dishonest or serious misconduct in circumstances that would, in the reasonable opinion of Baja, make Endeavour unsuitable to act on behalf of Baja; and

4.

Endeavour failing to comply with any terms of this agreement with such failure not being rectified within fifteen (15) days of receipt of notice thereof from Baja.

Endeavour may terminate this agreement without prior notice for just cause, which shall include:

4.

Baja committing an act of bankruptcy or becoming involved in any fraud or dishonest or serious misconduct in circumstances that would, in the opinion of Endeavour, make representation of Baja by Endeavour unsuitable;

5.

Baja failing to comply with the terms of this agreement with such failure not being rectified within fifteen (15) days of receipt of notice from Endeavour; and/or

6.

Any order to cease trading in the securities of Baja being made by a competent regulatory authority.

Notwithstanding the above, a breach under Disclosure of Engagement above shall result in Endeavour’s right to terminate this agreement immediately and without notice.

If this agreement is terminated for any reason, Endeavour shall be entitled to receive, and Baja shall pay, Endeavour’s fees and reimbursable expenses to the date of termination.

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

Transactions After Termination

In the event that, within thirty (30) months of termination, a Transaction is concluded with:

3.

A party contacted in respect of a Transaction by Endeavour or Baja, or one who has contacted Endeavour or Baja in respect of a Transaction involving Baja during the term of this Agreement; or

4.

Any party who is an affiliate of the foregoing; then

Endeavour will be entitled to the Success Fee as though no such termination had occurred.

Severability

If any provision of this agreement is held invalid or unenforceable, in whole or in part, such provision shall be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of the remaining provisions hereof.

Binding Agreement

If you are in agreement with the terms of this proposal as outlined herein, please indicate your agreement by signature below, at which time this proposal shall become a binding agreement between the parties and shall be governed by and construed in accordance with the laws of England.

Yours very truly,

ENDEAVOUR FINANCIAL INTERNATIONAL CORPORATION

BILL KOUTSOURAS

Director

AGREED AND ACCEPTED dated this _____ day of October, 2005 on behalf of:

BAJA MINING CORPORATION

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

 _________________________

Signature

__________________________

Name

__________________________

Title

The Board of Directors

BAJA MINING CORPORATION

       October 13, 2005

SCHEDULE A - INDEMNITY

Baja hereby agrees to indemnify and save Endeavour, its affiliates and its respective directors, officers, employees and agents (collectively, the "Indemnified Parties" and individually, an "Indemnified Party") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatsoever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which any Indemnified Party may become subject by reason of the performance of services rendered to Baja hereunder.

This indemnity will not apply in the event and to the extent that a court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was negligent or guilty of wilful misconduct.

In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against Baja, the Indemnified Party will give Baja prompt written notice of any such action of which the Indemnified Party has knowledge and Baja will undertake the investigation and defence thereof on behalf of the Indemnified Party, including employment of counsel acceptable to such Indemnified Party and make payment of all expenses.

No admission of liability and no settlement of any action shall be made without the consent of Baja and the Indemnified Parties affected, such consent not to be unreasonably withheld.

Notwithstanding that Baja will undertake the investigation and defence of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defence thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

(e)

Employment of such counsel has been authorised by Baja; or

(f)

Baja has not assumed the defence of the action within a reasonable period of time after receiving notice of the action; or

(g)

The named parties to any such action include both Baja and the Indemnified Party and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between Baja and the Indemnified Party; or

(h)

There are one or more legal defences available to the Indemnified Party which are different from or in addition to those available to Baja.

Baja hereby constitutes Endeavour as trustee for each other Indemnified Party under this paragraph with respect to such other Indemnified Parties and Endeavour agrees to accept such trust and to hold and enforce such covenants on behalf of such Indemnified Parties.